UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 13, 2006

NAVIGANT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-24387	52-2080967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 INVERNESS CIRCLE EAST ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 706-0800

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NAVIGANT INTERNATIONAL, INC.

FORM 8-K

ITEM 8.01	OTHER EVENTS.

On January 13, 2006, Navigant International, Inc. (“Navigant” or the “Company”) issued a press release announcing that the Nasdaq Stock Market has approved the Company’s application for relisting Navigant’s common stock on the Nasdaq National Market. Navigant expects its common shares to begin trading on the Nasdaq National Market on Tuesday, January 17, 2006 under the symbol “FLYR.” A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit

99.1	Press Release of Navigant International, Inc. dated January 13, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2006.

NAVIGANT INTERNATIONAL, INC.
a Delaware corporation

By:	/s/ Robert C. Griffith

Name:	Robert C. Griffith
Title:	Chief Operating Officer, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

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